Credit Suisse First Boston
Centex 2005-A

833 records
2nd Lien Mortgage Loans

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Selection Criteria: 2nd Lien Mortgage Loans
Table of Contents

1.

Summary

2.

State

3.

Combined Loan-to-Value

4.

Coupon Rates

5.

Gross Margin

6.

Maximum Rates

7.

Next Rate Reset Date

8.

Loan Balances

9.

Property Type

10.

Original Term

11.

Remaining Term

12.

Seasoning

13.

Occupancy Type

14.

LIEN POSITIONS

15.

Documentation Type

16.

Credit Grade

17.

FICO

18.

Product Type

19.

Prepayment Penalty

20.

Loan Purpose

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1. Summary

Total HE Loans: 833
Aggregate Outstanding Loan Balance: $926,285,253.85
Outstanding Loan Balance: $38,011,202.36
% of Aggregate Balance: 4.10%
Average Outstanding Principal Balance: $45,631.70
Minimum Principal Balance: $18,278.58
Maximum Principal Balance: $250,000.00
Weighted Average Coupon Rate: 10.724%
Minimum Coupon: 7.500%
Maximum Coupon: 14.500%
Weighted Average Gross Margin: 0.000%
Minimum Margin: 0.000%
Maximum Margin: 0.000%
Weighted Average Lifecap: 0.000%
Minimum Lifecap: 0.000%
Maximum Lifecap: 0.000%
Weighted Average Floor: 0.000%
Minimum Floor: 0.000%
Maximum Floor: 0.000%
Weighted Average CLTV: 74.65%
Minimum CLTV: 24.26%
Maximum CLTV: 100.00%
Weighted Average Original Term: 295
Minimum Original Term: 60
Maximum Original Term: 360
Weighted Average Remaining Term: 292
Minimum Remaining Term: 57
Maximum Remaining Term: 360
Weighted Average Original Credit Score: 580
Minimum Credit Score: 435
Maximum Credit Score: 809
Maximum Seasoning: 10
Ratio of First to Second Liens: 100.00%
Outstanding Pr. Bal. secured by First Liens: $0.00
2-4 Family: $0.00
All Other Properties: $0.00
Outstanding Pr. Bal. secured by Second Liens: $38,011,202.36
2-4 Family: $106,969.03
All Other Properties: $37,904,233.33
2/28 IO: $0.00
3/27 IO: $0.00
Balloon Loans (as % of balance): 3.06%
Latest Maturity Date (YYYYMMDD): 20341207
Fixed Rate Interest Only: 0.00%
30 to 59 day Delinquencies (% of balance): 0.53%
6 Month ARMs (%): 0.00%
6 Month ARMs (WA months to Rate Adjustment): 0
6 Month ARMs (WA Initial Cap): 0.00%
6 Month ARMs (WA Periodic Cap): 0.00%
2/28 ARMs (%): 0.00%
2/28 ARMs (WA months to Rate Adjustment): 0
2/28 ARMs (WA Initial Cap): 0.00%
2/28 ARMs (WA Periodic Cap): 0.00%
3/27 ARMs (%): 0.00%
3/27 ARMs (WA months to Rate Adjustment): 0
3/27 ARMs (WA Initial Cap): 0.00%
3/27 ARMs (WA Periodic Cap): 0.00%
5/25 ARMs (%): 0.00%
5/25 ARMs (WA months to Rate Adjustment): 0
5/25 ARMs (WA Initial Cap): 0.00%
5/25 ARMs (WA Periodic Cap): 0.00%
Loans with invalid FICO: 0
% Balance with FDATE >= Nov 1: 50.05%
wa Seasoning: 2

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2. State

State	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
Arizona	7	$261,901.73	0.69%	11.00%	582	74.90%
California	243	12,954,727.54	34.08	10.19	580	73.57
Colorado	3	95,072.23	0.25	11.60	556	85.47
Connecticut	18	744,692.32	1.96	10.56	569	76.62
Delaware	3	121,873.64	0.32	10.19	574	82.82
Florida	62	2,363,379.81	6.22	10.45	576	76.63
Georgia	17	658,632.59	1.73	11.62	590	74.82
Idaho	2	59,294.80	0.16	10.18	582	84.96
Illinois	3	131,380.97	0.35	11.73	575	79.61
Indiana	3	123,954.91	0.33	11.28	554	81.14
Iowa	5	175,628.97	0.46	11.25	584	75.17
Kansas	2	77,624.19	0.20	11.82	573	82.85
Kentucky	3	112,217.68	0.30	11.10	571	76.17
Louisiana	7	300,035.37	0.79	10.42	536	72.01
Maine	4	125,814.53	0.33	11.35	581	78.37
Maryland	48	2,374,000.93	6.25	10.89	590	78.40
Massachusetts	26	1,132,437.67	2.98	10.52	580	72.59
Michigan	17	584,452.80	1.54	11.85	557	79.34
Minnesota	3	84,126.86	0.22	11.69	562	80.70
Missouri	3	76,680.21	0.20	11.28	588	74.73
Montana	1	41,294.64	0.11	10.50	667	85.49
Nebraska	1	32,558.50	0.09	8.99	661	75.74
Nevada	26	1,103,606.70	2.90	10.51	576	74.55
New Hampshire	7	270,924.07	0.71	9.94	598	70.61
New Jersey	70	3,158,829.88	8.31	11.27	585	69.52
New Mexico	1	29,878.94	0.08	10.95	679	66.32
New York	53	2,869,418.53	7.55	10.80	590	71.59
North Carolina	7	286,906.46	0.75	12.23	575	81.15
Ohio	12	424,379.09	1.12	12.37	577	78.99
Oklahoma	4	99,622.28	0.26	10.91	567	78.71
Oregon	4	113,058.29	0.30	12.05	545	84.50
Pennsylvania	26	1,169,171.05	3.08	11.30	569	77.96
Rhode Island	13	530,779.97	1.40	10.76	576	73.44
South Carolina	8	300,823.45	0.79	11.47	563	79.18
Texas	60	2,212,250.69	5.82	11.09	582	74.85
Utah	1	26,052.24	0.07	11.85	542	85.49
Vermont	2	83,258.37	0.22	9.96	591	72.71
Virginia	34	1,546,849.24	4.07	11.03	580	75.61
Washington	16	902,933.39	2.38	11.30	587	81.76
Wisconsin	8	250,676.83	0.66	12.03	546	77.90
Total:	833	$38,011,202.36	100.00%	10.72%	580	74.65%

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3. Combined Loan-to-Value

Combined Loan-to-Value	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
20.01 - 25.00	1	$49,955.48	0.13%	9.99%	533	24.26%
25.01 - 30.00	1	42,600.00	0.11	9.60	621	28.26
30.01 - 35.00	3	103,974.28	0.27	10.29	574	32.52
35.01 - 40.00	7	366,692.89	0.96	9.79	613	36.89
40.01 - 45.00	11	446,567.50	1.17	10.37	588	42.03
45.01 - 50.00	17	689,097.98	1.81	10.30	571	47.39
50.01 - 55.00	25	1,037,877.10	2.73	10.57	576	52.66
55.01 - 60.00	27	1,236,472.05	3.25	10.07	583	57.32
60.01 - 65.00	53	2,656,361.00	6.99	10.36	579	62.93
65.01 - 70.00	89	3,778,760.60	9.94	10.54	582	67.42
70.01 - 75.00	105	4,748,340.79	12.49	11.01	578	72.77
75.01 - 80.00	184	7,948,800.53	20.91	10.90	581	77.87
80.01 - 85.00	181	8,635,808.34	22.72	10.82	578	82.94
85.01 - 90.00	125	6,068,026.54	15.96	10.72	581	85.63
90.01 - 95.00	2	131,765.30	0.35	10.54	624	90.46
95.01 - 100.00	2	70,101.98	0.18	10.51	613	99.86
Total:	833	$38,011,202.36	100.00%	10.72%	580	74.65%

Minimum: 24.26
Maximum: 100.00
Weighted Average: 74.65

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4. Coupon Rates

Coupon Rates	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
7.001 - 7.500	2	$276,567.25	0.73%	7.50%	655	77.54%
7.501 - 8.000	1	49,681.07	0.13	7.88	697	56.17
8.001 - 8.500	5	335,237.49	0.88	8.36	687	58.63
8.501 - 9.000	52	2,937,160.94	7.73	8.87	622	71.91
9.001 - 9.500	55	3,081,384.46	8.11	9.35	613	71.61
9.501 - 10.000	127	6,309,093.15	16.60	9.87	590	73.04
10.001 - 10.500	98	4,966,760.69	13.07	10.32	579	74.58
10.501 - 11.000	149	7,118,142.06	18.73	10.83	576	76.44
11.001 - 11.500	73	3,027,446.40	7.96	11.32	566	77.14
11.501 - 12.000	111	4,493,257.75	11.82	11.82	564	76.97
12.001 - 12.500	64	2,309,895.75	6.08	12.31	552	74.59
12.501 - 13.000	49	1,567,180.39	4.12	12.80	545	76.02
13.001 - 13.500	24	780,440.26	2.05	13.38	530	73.55
13.501 - 14.000	16	536,370.96	1.41	13.76	539	76.53
14.001 - 14.500	7	222,583.74	0.59	14.28	526	76.70
Total:	833	$38,011,202.36	100.00%	10.72%	580	74.65%

Minimum: 7.500%
Maximum: 14.500%
Weighted Average: 10.724%

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5. Gross Margin

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6. Maximum Rates

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7. Next Rate Reset Date

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8. Loan Balances

Loan Balances	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
15,001 - 20,000	1	$18,278.58	0.05%	11.10%	581	99.47%
20,001 - 25,000	124	3,092,123.99	8.13	11.45	577	73.17
25,001 - 30,000	126	3,580,361.34	9.42	11.36	582	74.63
30,001 - 35,000	120	4,022,011.68	10.58	11.32	576	73.09
35,001 - 40,000	80	3,040,508.35	8.00	11.08	575	75.22
40,001 - 45,000	57	2,419,509.19	6.37	11.09	581	77.00
45,001 - 50,000	90	4,397,898.84	11.57	10.64	576	71.94
50,001 - 55,000	47	2,474,858.45	6.51	10.41	573	75.08
55,001 - 60,000	44	2,565,684.65	6.75	10.30	585	73.46
60,001 - 65,000	21	1,336,275.66	3.52	10.28	572	73.15
65,001 - 70,000	25	1,693,336.94	4.45	10.60	581	74.48
70,001 - 75,000	22	1,618,711.07	4.26	10.21	594	71.95
75,001 - 80,000	17	1,321,015.58	3.48	10.47	584	79.11
80,001 - 85,000	10	826,479.40	2.17	10.20	558	72.75
85,001 - 90,000	8	708,127.54	1.86	9.76	613	76.92
90,001 - 95,000	6	560,982.20	1.48	9.64	565	75.42
95,001 - 100,000	10	988,832.51	2.60	9.76	582	77.77
100,001 - 105,000	5	512,183.74	1.35	10.80	606	82.51
105,001 - 110,000	3	326,460.72	0.86	9.61	628	82.13
110,001 - 115,000	2	223,792.12	0.59	11.12	564	82.35
115,001 - 120,000	2	236,624.00	0.62	10.01	613	84.90
120,001 - 125,000	2	246,022.60	0.65	10.12	643	78.51
125,001 - 130,000	1	128,416.59	0.34	10.75	532	80.47
130,001 - 135,000	1	130,906.14	0.34	11.00	562	77.40
140,001 - 145,000	2	286,500.00	0.75	10.62	530	85.43
145,001 - 150,000	2	299,917.89	0.79	9.12	634	67.75
150,001 - 200,000	3	505,251.94	1.33	9.65	580	76.92
200,001 - 250,000	2	450,130.65	1.18	9.78	590	73.13
Total:	833	$38,011,202.36	100.00%	10.72%	580	74.65%

Minimum: $18,278.58
Maximum: $250,000.00
Average: $45,631.70

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9. Property Type

Property Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
Single Family	675	$31,292,989.27	82.33%	10.70%	581	74.69%
PUD	95	4,182,407.50	11.00	10.80	575	76.38
Condo	47	1,986,887.68	5.23	10.82	581	70.62
Townhome	12	401,971.94	1.06	11.05	581	74.00
Two to Four Family	3	106,969.03	0.28	12.45	623	76.43
MH	1	39,976.94	0.11	11.99	545	66.77
Total:	833	$38,011,202.36	100.00%	10.72%	580	74.65%

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10. Original Term

Original Term	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
<= 60	4	$117,006.20	0.31%	10.10%	667	65.92%
61 - 120	43	1,582,749.61	4.16	10.88	580	74.20
121 - 180	137	5,880,928.36	15.47	10.56	588	73.66
181 - 240	190	8,348,991.95	21.96	10.73	581	73.97
241 - 300	2	104,596.95	0.28	9.63	603	67.86
301 - 360	457	21,976,929.29	57.82	10.76	577	75.28
Total:	833	$38,011,202.36	100.00%	10.72%	580	74.65%

Minimum: 60
Maximum: 360
Weighted Average: 295

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11. Remaining Term

Remaining Term	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
1 - 60	4	$117,006.20	0.31%	10.10%	667	65.92%
61 - 120	43	1,582,749.61	4.16	10.88	580	74.20
121 - 180	138	5,909,827.80	15.55	10.58	588	73.69
181 - 240	189	8,320,092.51	21.89	10.72	581	73.95
241 - 300	2	104,596.95	0.28	9.63	603	67.86
301 - 360	457	21,976,929.29	57.82	10.76	577	75.28
Total:	833	$38,011,202.36	100.00%	10.72%	580	74.65%

Minimum: 57
Maximum: 360
Weighted Average: 292

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12. Seasoning

Seasoning	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
<= 0	86	$4,078,048.24	10.73%	10.47%	591	74.39%
1 - 12	747	33,933,154.12	89.27	10.76	579	74.68
Total:	833	$38,011,202.36	100.00%	10.72%	580	74.65%

Maximum: 10.00
Weighted Average: 2.33

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13. Occupancy Type

Occupancy Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
Owner Occupied	823	$37,539,047.37	98.76%	10.71%	580	74.66%
Investor	8	332,941.11	0.88	12.35	588	73.21
2nd Home	2	139,213.88	0.37	10.78	606	75.22
Total:	833	$38,011,202.36	100.00%	10.72%	580	74.65%

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14. LIEN POSITIONS

LIEN POSITIONS	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
2	833	$38,011,202.36	100.00%	10.72%	580	74.65%
Total:	833	$38,011,202.36	100.00%	10.72%	580	74.65%

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15. Documentation Type

Documentation Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
Full Documentation	801	$35,974,077.33	94.64%	10.75%	580	75.14%
Limited Documentation	29	1,897,230.89	4.99	10.28	590	65.69
Stated Income	3	139,894.14	0.37	11.18	594	69.34
Total:	833	$38,011,202.36	100.00%	10.72%	580	74.65%

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16. Credit Grade

Credit Grade	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
A1	343	$16,392,832.66	43.13%	10.13%	605	75.86%
A2	265	12,246,455.94	32.22	11.03	559	75.90
A+	45	2,131,221.18	5.61	9.12	656	68.73
B	125	5,020,930.43	13.21	11.82	539	73.01
C1	54	2,189,789.03	5.76	12.43	534	68.33
C2	1	29,973.12	0.08	13.25	506	62.26
Total:	833	$38,011,202.36	100.00%	10.72%	580	74.65%

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17. FICO

FICO	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
426 - 450	1	$24,912.43	0.07%	13.40%	435	80.22%
476 - 500	5	226,510.95	0.60	11.49	494	72.11
501 - 525	87	3,573,557.73	9.40	11.96	515	71.43
526 - 550	190	8,710,799.68	22.92	11.21	538	75.16
551 - 575	164	7,435,019.80	19.56	10.89	564	76.27
576 - 600	125	5,771,169.26	15.18	10.38	587	74.37
601 - 625	109	5,381,139.70	14.16	10.27	613	74.68
626 - 650	81	3,655,722.73	9.62	10.05	639	76.68
651 - 675	43	1,812,954.55	4.77	9.99	662	74.00
676 - 700	19	1,045,685.91	2.75	9.47	690	68.20
701 - 725	7	241,332.55	0.63	9.56	707	64.16
751 - 775	1	74,833.94	0.20	8.99	768	73.50
801 - 825	1	57,563.13	0.15	8.35	809	75.49
Total:	833	$38,011,202.36	100.00%	10.72%	580	74.65%

Minimum Non-zero: 435
Maximum: 809
Weighted Average: 580

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18. Product Type

Product Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
Balloon	23	$1,162,930.97	3.06%	10.58%	576	72.86%
Fixed	810	36,848,271.39	96.94	10.73	580	74.71
Total:	833	$38,011,202.36	100.00%	10.72%	580	74.65%

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19. Prepayment Penalty

Prepayment Penalty	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
Prepayment Penalty	397	$18,694,226.67	49.18%	10.32%	576	74.78%
No Prepayment Penalty	436	19,316,975.69	50.82	11.12	584	74.52
Total:	833	$38,011,202.36	100.00%	10.72%	580	74.65%

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20. Loan Purpose

Loan Purpose	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
Refi Cash-Out	813	$36,944,502.14	97.19%	10.73%	580	74.61%
Refi No Cash-Out	19	1,014,876.82	2.67	10.39	578	74.74
Purchase	1	51,823.40	0.14	10.30	624	100.00
Total:	833	$38,011,202.36	100.00%	10.72%	580	74.65%

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Disclaimer:This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.